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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                               FORM 8-K/A
                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
December 15, 1997

                      ADVANTA CREDIT CARD MASTER TRUST
            (Exact name or Registrant as specified in its charter)

   New York              Reg. No. 33-73828             Not Required
(State or other          (Commission File            (I.R.S. Employer
 jurisdiction                 Number)                 Identification
of incorporation)                                         Number)

                          Advanta National Bank
                        Attention: Elizabeth H. Mai

                        Delaware Corporate Center I

              One Righter Parkway, Wilmington, Delaware  19803

                       (Address of Owner/Servicer)

                  (Address of principal executive offices)

              (302) 266-5600  (Telephone Number of Owner/Servicer)

                      (Registrant's Telephone Number)


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        Items 1-4.  Inapplicable.

        Item 5.  Other Events.

Revised information relating to the distributions to Certificateholders for the November 1997 Monthly Period of the Trust in respect of Floating Rate Asset Backed Certificates, Series 1993-2, and Floating Rate Asset Backed Certificates, Series 1993-4 (the "Certificates") issued by the registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1992 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank (formerly known as Advanta National Bank USA) and The Chase Manhattan Bank, as trustee.
Capitalized terms not otherwise defined herein have the meanings assigned.


Effective June 30, 1997, Advanta National Bank USA (formerly known as Colonial National Bank USA), changed its name to Advanta National Bank (the "Bank"). Also effecitve June 30, 1997, Advanta National Bank ("ANB"), a national banking association (the "Merged Bank"), merged with and into the Bank.



        Item 6.  Inapplicable.

        Item 7.  Financial Statements,
                 Pro Forma Financial Information and Exhibits.

1. Monthly Reports for the November 1997 Monthly Period relating to the Series 1993-2, and the Series 1993-4 Floating Rate Asset Backed Certificates issued by the Advanta Credit Card Master Trust.



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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    ADVANTA CREDIT CARD MASTER TRUST

                                  (Registrant)

BY:      ADVANTA NATIONAL BANK (formerly known as Advanta National Bank USA)
as Servicer


Date: December 15, 1997    By:    /s/ MICHAEL COCO
                                 ---------------------
                           Name:      Michael Coco
                           Title:     Vice President

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                             EXHIBIT INDEX

                                                             Sequential
Exhibit                                                      Page Number
1.   Monthly Reports for the November 1997 Monthly Period         5
     relating to the Floating Rate Asset Backed Certificates,
     Series 1993-2, and the Floating Rate Asset Backed
     Certificates, Series 1993-4, issued by the Advanta
     Credit Card Master Trust.